Warrants	12 Months Ended
Dec. 31, 2014
Warrants
Warrants

21.Warrants

In conjunction with the issuance of the Series C Preferred Shares on September 21, 2010, the Group granted warrants (“Warrants-C”) to two of the Series C Preferred Shares investors to acquire 78,786,475 and 5,166,325 shares of ordinary shares, respectively. The Warrants-C have an exercise price of US$0.7742 per ordinary share. The relative fair value of the Warrants-C at issuance was RMB15,327, which was allocated from the cash proceeds of the Series C Preferred Shares on a relative fair value basis to the Series C Preferred Shares and Warrants-C.

Warrants-C were classified in permanent equity in the Consolidated Balance Sheets because they were exercisable to purchase ordinary shares, and the Group had sufficient authorized and unissued ordinary shares to settle the warrant contract.

In February 2012, upon the exercise of the Warrants-C, the Company issued 83,952,800 ordinary shares for considerations amounted to RMB410,164.